Filed Pursuant to Rule 497(k)(1)(ii)
[PIE CHART]

FUND PROFILE

August 21, 1998


THE STRONG ASIA PACIFIC FUND
THE STRONG GLOBAL HIGH-YIELD BOND FUND
THE STRONG INTERNATIONAL BOND FUND
THE STRONG INTERNATIONAL STOCK FUND
THE STRONG SHORT-TERM GLOBAL BOND FUND

This profile summarizes key information about the Funds that is included in the Funds' prospectus. The Funds' prospectus includes additional information about the Funds, including a more detailed description of the risks associated with investing in the Funds that you may want to consider before you invest. You may obtain the prospectus and other information about the Funds at no cost by calling 1-800-368-3863 or visiting our web site at www.strong-funds.com.


[STRONG LOGO]

STRONG FUNDS

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WHAT ARE THE FUNDS' GOALS?
The STRONG ASIA PACIFIC FUND and the STRONG INTERNATIONAL STOCK FUND seek capital growth.

The STRONG GLOBAL HIGH-YIELD BOND FUND seeks total return by investing for a high level of current income and capital growth.

The STRONG INTERNATIONAL BOND FUND seeks high total return by investing for both income and capital growth.

The STRONG SHORT-TERM GLOBAL BOND FUND seeks total return by investing for a high level of income with a low degree of share-price fluctuation.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
The ASIA PACIFIC FUND invests primarily in common stocks from companies located in Asia or the Pacific Basin. The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. He may sell a holding when it no longer has these traits.


The GLOBAL HIGH-YIELD BOND FUND invests primarily in medium- and lower-quality bonds of U.S. and foreign issuers. The Fund will normally maintain an average maturity of seven to twelve years. The Fund's managers look for high-yield bonds that have the potential to improve their credit quality, and that may benefit from changes in interest and currency-exchange rates. They may sell a holding when it no longer shows these qualities. The managers intend to limit the Fund's exposure to foreign currency risk by using hedging strategies.


The INTERNATIONAL BOND FUND invests primarily in medium- and higher-quality bonds issued in foreign countries, and maintains an average maturity of four to nine years. To select bonds, the Fund's manager first looks at overall trends in the global economy. He then examines the countries, sectors, and individual companies that may benefit from those trends. He may create synthetic bonds to make investments that are consistent with the Fund's strategy and goals. When a bond no longer offers attractive return potential, the manager may sell it. The Fund is not hedged against foreign currency fluctuations.


The INTERNATIONAL STOCK FUND selects common stocks using a top-down approach that emphasizes three key elements: country allocation, currency management, and stock selection. The Fund's manager identifies those areas of the world that offer above-average growth potential, then uses extensive in-house research and in-depth analysis to pick individual stocks within those countries. The Fund may invest in stocks from any country. When a stock's negative factors outweigh its positive ones, the Fund's manager may sell it.


The SHORT-TERM GLOBAL BOND FUND primarily invests in medium- and higher-quality bonds from U.S. and foreign issuers. Under normal conditions, the Fund

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maintains an average maturity of three years or less. The Fund's managers intend to limit the Fund's exposure to foreign currency risk by using hedging strategies. When a bond no longer offers attractive return potential, the manager may sell it.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the past fiscal year. You may obtain these reports at no cost by calling 1-800-368-3863.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK RISKS: The ASIA PACIFIC and INTERNATIONAL STOCK FUNDS' major risks are those of investing in the stock market. That means the Funds may experience sudden, unpredictable declines in the value of their shares, as well as periods of poor performance. Because stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested. These risks are magnified in foreign markets.


BOND RISKS: The GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND, and SHORT-TERM GLOBAL BOND FUNDS' major risks are those of investing in the bond market. The market value of a bond is affected by changes in interest rates-when interest rates rise, the market value of a bond declines. Generally, the longer a bond's maturity, the greater this risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Because bond values fluctuate, when you sell your investment you may receive more or less money than you originally invested. These risks are magnified in foreign markets.


FOREIGN SECURITIES: The Funds invest predominantly in securities from foreign markets. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards, and less stringent regulation of securities markets. These risks are greater in less-established, emerging markets.


REGIONAL RISK: The ASIA PACIFIC FUND'S investments are focused in a single region. As a result, the shares of this Fund are likely to fluctuate in value more than those of a fund investing in a broader range of countries.


HIGH-YIELD BONDS: The GLOBAL HIGH-YIELD BOND FUND and, to a limited extent, the INTERNATIONAL BOND and SHORT-TERM GLOBAL BOND FUNDS invest in medium- and lower-quality, high-yield bonds. These bonds involve greater risks, including the possibility that the issuer of the bond may not be able to make its payments of interest and principal to the Fund. If that happens, the Fund's share price would decrease and its income distributions would be reduced. These risks are magnified in foreign markets.


SMALLER COMPANIES: The ASIA PACIFIC and INTERNATIONAL STOCK FUNDS may invest a substantial portion of their assets in the stocks of smaller-size companies. Small- and medium-size companies often have narrower markets and more limited
                                                                    CONTINUED...
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MAIN RISKS OF INVESTING IN THE FUNDS, CONTINUED...

managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Funds' portfolios. Generally, the smaller the company size, the greater these risks.

SYNTHETIC BONDS: The STRONG INTERNATIONAL BOND FUND may create synthetic bonds to make investments that are consistent with the Fund's strategy and goals, but which would not be practical, feasible, or otherwise competitively priced to acquire directly. Synthetic bonds are created by combining various investment contracts, such as futures, options, and foreign currency forward contracts to replicate the characteristics of certain foreign government bonds. These synthetic bonds are exposed to the general risks of international government bond investing. In addition, the use of derivatives may increase default risks due to the possibility that the other party to one of these contracts will not fulfill its obligations.

CONCENTRATED PORTFOLIO: As a non-diversified Fund, the INTERNATIONAL BOND FUND may take large positions in individual bonds. As a result, the shares of the Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

These Funds are appropriate for investors whose financial goals are several years in the future, and who are comfortable with the risks described here. They are not appropriate for investors concerned primarily with principal stability.

The return information provided illustrates how the Funds' performance can vary, which is one indication of the risks of investing in the Funds. Please keep in mind that the Funds' past performance does not represent how they will perform in the future. Only Funds with at least one calendar year's returns appear below.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH]

  Year    Asia Pacific  International Bond   International  Short-Term Global
              Fund             Fund           Stock Fund        Bond Fund
--------  ------------  ------------------  --------------  -----------------
  1993          -                -               47.8%              -
--------  ------------  ------------------  --------------  -----------------
  1994        -5.3%              -               -1.6%              -
--------  ------------  ------------------  --------------  -----------------
  1995        5.9%             19.1%             7.8%             10.5%
--------  ------------  ------------------  --------------  -----------------
  1996        2.1%             8.0%              8.2%             10.0%
--------  ------------  ------------------  --------------  -----------------
  1997       -31.0%            -4.8%            -14.2%             6.7%
--------  ------------  ------------------  --------------  -----------------

THE FUNDS' YEAR-TO-DATE RETURNS THROUGH 6-30-98 WERE: ASIA PACIFIC, -18.3%; INTERNATIONAL BOND, -0.5%; INTERNATIONAL STOCK, 5.2%; AND SHORT-TERM GLOBAL BOND, 2.3%.


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BEST AND WORST QUARTERLY PERFORMANCE

FUND NAME                BEST QUARTER RETURN     WORST QUARTER RETURN
-----------------------  ----------------------  ----------------------
Asia Pacific              6.9% (1st Q 1996)      -22.5% (4th Q 1997)
-----------------------  ----------------------  ----------------------
International Bond       13.2% (1st Q 1995)       -5.4% (1st Q 1997)
-----------------------  ----------------------  ----------------------
International Stock      18.7% (4th Q 1993)      -15.8% (4th Q 1997)
-----------------------  ----------------------  ----------------------
Short-Term Global Bond    3.8% (2nd Q 1995)        0.0% (4th Q 1997)
-----------------------  ----------------------  ----------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF 6-30-98

FUND/INDEX              1-YEAR        5-YEAR         SINCE INCEPTION
ASIA PACIFIC           -45.73%          -              -11.47% (12-31-93)
MSCI AP Index          -48.44%          -              -12.14%
INTERNATIONAL BOND      -3.00%          -                6.82% (3-31-94)
Salomon Bros. Non-U.S.
World Gov't Bond Index   0.88%          -                5.68%
INTERNATIONAL STOCK    -18.58%         6.12%             6.66% (3-4-92)
EAFE Index               6.10%        10.03%            10.55%
SHORT-TERM GLOBAL BOND   4.59%          -                8.13% (3-31-94)
Salomon Bros. 1-3 Yr.
World Gov't Bond Index   6.59%          -                6.87%


THE MORGAN STANLEY CAPITAL INTERNATIONAL AC ASIA PACIFIC FREE EX. JAPAN INDEX ("MSCI AP") IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF DEVELOPED AND EMERGING MARKETS IN THE ASIA/PACIFIC REGION, EXCLUDING JAPAN. THE SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX (CURRENCY UNHEDGED) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF LIQUID, NON-U.S. FIXED INCOME GOVERNMENT SECURITIES. THE EAFE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MAJOR OVERSEAS STOCK MARKETS. THE SALOMON BROTHERS 1-3 YEAR WORLD GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF SHORT-TERM, GLOBAL FIXED INCOME GOVERNMENT SECURITIES.

As of June 30, 1998, the 30-day yields for the Funds were as follows: GLOBAL HIGH-YIELD BOND, 7.67%; INTERNATIONAL BOND, 4.92%; and SHORT-TERM GLOBAL BOND, 5.76%. Without fee waivers and absorptions, the GLOBAL HIGH-YIELD BOND FUND'S yield would have been 7.29%. For current yield information, call
1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)
The Funds are 100% no-load, so you pay no fees to buy or sell shares.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the amount of total return you receive. Because the GLOBAL HIGH-YIELD BOND FUND began operations on November 30, 1997, the expenses other than management fees have been estimated in the following chart.

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ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

FUND                        MANAGEMENT FEES   OTHER EXPENSES    TOTAL EXPENSES
--------------------        ----------------  ----------------  ----------------
Asia Pacific                1.00%             1.00%             2.00%
--------------------        ----------------  ----------------  ----------------
Global High-Yield Bond      0.70%             0.89%             1.59%
--------------------        ----------------  ----------------  ----------------
International Bond          0.70%             0.83%             1.53%*
--------------------        ----------------  ----------------  ----------------
International Stock         1.00%             0.61%             1.61%
--------------------        ----------------  ----------------  ----------------
Short-Term Global Bond      0.625%            0.39%             1.02%*
--------------------        ----------------  ----------------  ----------------

*DURING THE FISCAL YEAR ENDED OCTOBER 31, 1997, THE ADVISOR WAIVED ITS MANAGEMENT FEE AND ABSORBED CERTAIN EXPENSES FOR THE SHORT-TERM GLOBAL BOND AND THE INTERNATIONAL BOND FUNDS. THE ACTUAL TOTAL OPERATING EXPENSES FOR THE SHORT-TERM GLOBAL BOND FUND AFTER WAIVERS AND ABSORPTIONS WERE 0.71% AND FOR THE INTERNATIONAL BOND FUND THEY TOTALED 0.71%.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------  --------  --------  --------  --------
Asia Pacific          $203      $627      $1,078    $2,327
--------------------  --------  --------  --------  --------
Global High-Yield     $162      $502      $866      $1,889
Bond
--------------------  --------  --------  --------  --------
International Bond    $156      $483      $834      $1,824
--------------------  --------  --------  --------  --------
International Stock   $164      $508      $876      $1,911
--------------------  --------  --------  --------  --------
Short-Term Global     $104      $325      $563      $1,248
Bond
--------------------  --------  --------  --------  --------

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
Strong Capital Management serves as the investment advisor for the Funds.

Anthony L. T. Cragg manages the ASIA PACIFIC FUND. He joined Strong as a portfolio manager in April 1993, and has 18 years of investment experience.


Shirish T. Malekar manages the INTERNATIONAL BOND and SHORT-TERM GLOBAL BOND FUNDS, and co-manages the GLOBAL HIGH-YIELD BOND FUND. Before joining Strong as a portfolio manager in January 1994, he was an international bond portfolio manager at Pacific Investment Management Company for three years. He has 11 years of investment experience.

Jeffrey A. Koch co-manages the GLOBAL HIGH-YIELD BOND FUND. He joined Strong as a portfolio manager and securities analyst in June 1989 and has eight years of investment experience. John T. Bender also co-manages the GLOBAL HIGH-YIELD BOND FUND. He joined Strong's accounting department in February 1987, became a trader in November 1988, an analyst in October 1990, and a portfolio co-manager in March 1996. He has nine years of investment experience.

David Lui manages the INTERNATIONAL STOCK FUND. Before joining Strong as a portfolio manager in May 1998, he was an international portfolio manager at Phoenix

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Duff & Phelps for three years. From 1993 to 1995, he was vice president of Asian equities at Alliance Capital Management. He has eight years of investment experience.

HOW CAN I BUY FUND SHARES?
There are several ways you can open a new account.

- BY MAIL: Complete and sign the application. Make your check or money order payable to Strong Funds. Mail it to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.
- BY PHONE OR BY INTERNET: If you are a current Strong Funds shareholder and choose exchange privileges, you can exchange shares from one Strong account to open another.

You can also open an account in person or through a broker-dealer.

The minimum initial investment is $2,500 for a regular account, $500 for an Education IRA, and $250 for an IRA or transfer or gift to minor account. If you establish an Automatic Investment Plan (not available for Education IRAs) of $50 or more per month, these minimums are waived. In all cases, the minimum for subsequent investments is $50. (For minimums on other retirement plans, call 1-800-368-2882.)

HOW CAN I SELL FUND SHARES?

There are several ways you can sell (redeem) your Fund shares.

- BY MAIL: You can write a letter of instruction, including your account number, the dollar amount or number of shares you wish to redeem, each owner's name, your street address, and the signature of each owner. Mail it to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.
- BY PHONE OR BY INTERNET: If you choose redemption privileges, you can sell shares by phone or through our web site.

You can also redeem shares in person, through a systematic withdrawal plan, or through a broker-dealer.

DO THE FUNDS PAY OUT DIVIDENDS OR CAPITAL GAINS? HOW ARE THEY TAXED?
The Funds may earn income from dividends on the stocks or interest on the bonds in their portfolios, and may realize capital gains from appreciation on their holdings. The GLOBAL HIGH-YIELD BOND and SHORT-TERM GLOBAL BOND FUNDS intend to declare income monthly and capital gains quarterly. The INTERNATIONAL BOND FUND intends to declare income and capital gains quarterly. The ASIA PACIFIC and INTERNATIONAL STOCK FUNDS intend to declare income and capital gains annually.
                                                            CONTINUED ON BACK...

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Unless you elect otherwise, distributions of income and capital gains will be automatically reinvested in the Fund that paid them. These distributions are taxable regardless of whether you reinvest them or take them in cash.

Income is taxable at ordinary federal income tax rates. Capital-gains distributions are taxed at rates based on how long the assets were held by the Fund. If a Fund's income distributions exceed its taxable income in any year (which is sometimes the result of losses related to fluctuation in foreign currency), all or a portion of the Fund's dividends may be treated as a return of capital to shareholders. Although a return of capital is not taxed, it will reduce the price of your shares. To minimize the possibility of a return of capital, the Fund may adjust its income distributions to take currency fluctuations into account; as a result, your income distributions from the Fund may vary or be suspended from time to time.

Under federal law, the interest income earned from U.S. Treasury securities is exempt from state and local taxes. All states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states. You will be notified annually of the percentage of a Fund's income that comes from U.S. government securities. It is possible that losses from foreign currency transactions late in the year could convert a portion of these distributions to a non-taxable return of capital.


After the end of each calendar year, Strong sends shareholders a statement of the Funds' income and capital-gains distributions to assist in tax preparation.

WHAT SERVICES DOES STRONG FUNDS PROVIDE?
Strong offers you a variety of ways to get information, monitor your investments, and buy and sell shares.

- Personal service 24 hours a day, 7 days a week
- Automated telephone service
- Online transaction services
- Automatic investment plans
- Payroll direct deposit
- Retirement plans for individuals and corporations

Strong representatives can tell you more about each of these services, and can also give you further information about buying and selling shares. Just call 1-800-368-3863 anytime, day or night.

[STRONG LOGO]
STRONG FUNDS
P.O. Box 2936, Milwaukee, Wisconsin 53201
Strong Funds Distributors, Inc. 7899E98                                   IL798P

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